UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): September 15, 2008
MIDWAY GAMES INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	1-12367	22-2906244
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation)		Identification Number)
2704 West Roscoe Street, Chicago, Illinois 60618
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (773) 961-2222
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 7.01 Regulation FD Disclosure
Item 9.01 Financial Statements and Exhibits
SIGNATURE
EXHIBIT 10.1
EXHIBIT 10.2
EXHIBIT 10.3
EXHIBIT 10.4
EXHIBIT 99.1

Item 1.01 Entry into a Material Definitive Agreement.
Factoring Agreement
     On September 15, 2008, two of the Registrant’s wholly-owned subsidiaries, Midway Home Entertainment Inc. (“Midway”) and Midway Amusement Games, LLC (“MAG”), entered into a Factoring Agreement (the “Factoring Agreement”) with National Amusements, Inc. (“NAI”). The Factoring Agreement is included as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.
     Pursuant to the Factoring Agreement, NAI will purchase from Midway from time to time certain of Midway’s accounts receivable. Midway will sell such accounts receivable to NAI on an as-needed basis for the purpose of creating sufficient cash flow for working capital to finance inventory and fund manufacturing operations related to its product offerings in the fourth quarter of 2008. The period during which Midway may sell accounts receivable under the Factoring Agreement expires on December 31, 2008. Midway is not committed to sell any accounts receivable but, subject to certain eligibility criteria and certain other conditions precedent, NAI is committed to purchase accounts receivable by paying purchase prices in an aggregate not to exceed $40,000,000; provided, that availability under the commitment will be replenished to the extent NAI receives collections in respect of accounts receivable it has purchased.
     Under the Factoring Agreement, Midway submits accounts receivable to be purchased by NAI, and NAI pays to Midway a purchase price which is equal to the face amount of such purchased accounts receivable minus a “dilution discount” and minus a “risk discount.”
     The “dilution discount” represents an estimated amount that will not be paid with respect to an account receivable because of returns, allowances, price protection, deductions, disputes or chargebacks (together, “Dilution”), which estimate is based on historical collections. The estimated Dilution used in the purchase price calculation for accounts receivable sold in September 2008 will be 23%, and such percentage estimate will be recalculated on the first business day of each calendar month to be used in the calculation of the purchase price for accounts receivable sold during such calendar month, based on revised historical collections (but in no case lower than 10%). The “dilution discount” is based on expected Dilution, and to the extent actual Dilution is greater than expected, Midway is obligated to reimburse such amount to NAI, and to the extent actual Dilution is less than expected, NAI will reimburse such amount to Midway by allowing Midway to keep the greater than expected collections (a “Dilution Adjustment”). However, Midway is not obligated to reimburse NAI if collections are not received because of a customer’s financial inability to pay as opposed to because of Dilution.
     The “risk discount” used in the calculation of the purchase price is equal to (x) an amount equal to (i) the face value minus dilution discount of the sold account receivable times (ii) the per annum rate of interest announced as of the date of purchase within Bank of America, N.A. at its principal office in Charlotte, North Carolina as its “prime rate” plus 1.00% (or, with respect to accounts receivable owing by certain customers, 2.00%) times (iii) the number of days until the account receivable is expected to be paid divided by 365 (the amount in this clause (x), the “Purchase Price Discount”) plus (y) a fee equal to the product of (A) 0.65% times (B) the sum of (1) the face value minus (2) the dilution discount minus (3) the Purchase Price Discount of the sold account receivable. The estimated number of days until collection used in calculating the “risk discount” is based on historical collections, and with respect to accounts receivable sold in September 2008 will be 54 days after invoice, and such estimate will be recalculated on the first business day of each calendar month to be used in the calculation of the purchase price for accounts receivable sold during such calendar month. The “risk discount” represents, among other things, a discount to reflect the possibility of a customer not paying because of its financial inability to do so, and is therefore not subsequently adjusted based on actual collections.
     As servicing agent, MAG receives a servicing fee of 0.15% on the gross invoice amount of each account receivable purchased.
Amendments to Credit Agreements
     As previously disclosed in a Current Report on Form 8-K filed on March 6, 2008, the Registrant has entered into a set of three credit agreements with NAI (the “NAI Facility”). On September 15, 2008, the Registrant,

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certain subsidiaries of the Registrant and NAI amended the NAI Facility by entering into (i) Amendment No. 2 to Loan and Security Agreement dated as of February 29, 2008 by and among Midway, MAG, certain U.S. Credit Parties and NAI, (ii) Amendment No. 2 to Unsecured Loan Agreement dated as of February 29, 2008 by and between the Registrant and NAI and (iii) Amendment No. 2 to Unsecured Subordinated Loan Agreement dated as of February 29, 2008 by and between the Registrant and NAI (together, the “Amendments”), copies of which are attached hereto as Exhibits 10.2, 10.3 and 10.4, respectively, and are incorporated by reference herein.
     The Amendments permit Midway and MAG to enter into the Factoring Agreement and permit Midway to sell accounts receivable thereunder. The Amendments also added a provision making it an event of default under the NAI Facility if there is an “Event of Termination” under the Factoring Agreement.
Item 7.01 Regulation FD Disclosure.
     On September 18, 2008, the Registrant issued a press release discussing the Factoring Agreement and the Amendments described in Item 1.01 of this Current Report on Form 8-K. A copy of the Registrant’s press release is furnished with this Current Report on Form 8-K and attached hereto as Exhibit 99.1. Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing or document.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

10.1	Factoring Agreement dated as of September 15, 2008. Portions of this exhibit have been omitted pursuant to a request for confidential treatment in accordance with Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

10.2	Amendment No. 2, dated as of September 15, 2008, to Loan and Security Agreement. Portions of this exhibit have been omitted pursuant to a request for confidential treatment in accordance with Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

10.3	Amendment No. 2, dated as of September 15, 2008, to Unsecured Loan Agreement. Portions of this exhibit have been omitted pursuant to a request for confidential treatment in accordance with Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

10.4	Amendment No. 2, dated as of September 15, 2008, to Unsecured Subordinated Loan Agreement. Portions of this exhibit have been omitted pursuant to a request for confidential treatment in accordance with Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

99.1	Press Release of Midway Games Inc. dated September 18, 2008.

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SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIDWAY GAMES INC.
September 18, 2008	By:	/s/ Matthew V. Booty
Matthew V. Booty
Interim Chief Executive Officer and President

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